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                                                                    EXHIBIT 23.1


                        CONSENT OF PRICE WATERHOUSE LLP

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-12753) of Allegiance Corporation of our report dated February 3, 1997 appearing in the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.





PRICE WATERHOUSE LLP

Chicago, Illinois
March 27, 1997